Exhibit 10.12(d)

THIS AGREEMENT made as of the 15th day of September, 2017

BETWEEN:

KRP PROPERTIES

a division of Wesley Clover International Corporation

(Hereinafter called the “Landlord”)

OF THE FIRST PART

AND:

MITEL NETWORKS CORPORATION

(Hereinafter called the “Tenant”)

OF THE SECOND PART

FOURTH AMENDMENT TO LEASE

WHEREAS by written lease dated November 1, 2010, as amended by: 1) Partial Surrender of Lease and First Amendment to Lease dated November 7, 2013; 2) Second Amendment to Lease made March 3, 2014; and 3) Third Amendment to Lease made February 11, 2015 (the lease as so amended being herein called the “Lease”), the Tenant is leasing the following premises from the Landlord, which premises have been certified by the Landlord:

(a)	Twenty-Four Thousand Two Hundred and Three point Zero Zero (24,203.00) certified useable [Twenty-Seven Thousand Eight Hundred and Thirty-Three point Four Five (27,833.45) certified rentable] square feet of space, located on the lower level (the “350 Lower Level Premises”);

(b)	Ten Thousand Three Hundred and Eight point Eight Seven (10,308.87) certified useable [Eleven Thousand Eight Hundred and Fifty-Five point Two Zero (11,855.20) certified rentable] square feet of space, located on the first (1st) floor (the “350 First Floor Premises”);

(c)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the third (3rd) floor (the “350 Third Floor Premises”);

(d)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the fourth (4th) floor (the “350 Fourth Floor Premises”);

(e)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the fifth (5th) floor (the “350 Fifth Floor Premises”);

(f)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the sixth (6th) floor (the “350 Sixth Floor Premises”);

of the building municipally known as 350 Legget Drive, in the City of Ottawa (the “350 Building”), and

(g)	Eight Thousand Three Hundred and Forty point Three One (8,340.31) certified useable [Nine Thousand Four Hundred and Sixty-Six point Two Five (9,466.25) certified rentable] square feet of space, located on the first (1st) floor (the “390 First Floor Premises”);

(h)	Six Thousand Six Hundred and Ninety-Four point Eight Zero (6,694.80) certified useable [Seven Thousand Five Hundred and Ninety-Eight point Six Zero (7,598.60) certified rentable, located on the first (1st) floor (the “390 Fitness Premises”);

of the building municipally known as 390 March Road, in the City of Ottawa (the “390 Building”), and

(i)	Eight Thousand One Hundred and Ninety-Two point Four One (8,192.41) certified useable [Nine Thousand and Five point One One (9,005.11) certified rentable] square feet of space, located on the first (1st) floor (the “340 First Floor Premises”);

(j)	Eight Thousand Five Hundred and Sixty point Two Two (8,560.22) certified useable [Eight Thousand Seven Hundred and Sixty-Four point Seven Five (8,764.75) certified rentable] square feet of space, located on the mezzanine (the “340 Mezzanine Premises”); and

(k)	Eight Thousand Three Hundred and Eighty-Seven point Four Five (8,387.45) certified useable [Nine Thousand Two Hundred and Nineteen point Four Nine (9,219.49 certified rentable] square feet of space (the “340 Warehouse Premises”);

of the building municipally known as 340 Legget Drive, in the City of Ottawa (the “340 Building”),

(herein collectively referred to as the “Leased Premises”).

AND WHEREAS Kanata Research Park Corporation amalgamated with Wesley Clover International Corporation pursuant to a Certificate of Amalgamation dated January 1, 2017, continuing as Wesley Clover International Corporation;

AND WHEREAS the parties agree to amend the Lease to provide for the Tenant’s lease of storage premises located in the basement of the 350 Building;

NOW THEREFORE in consideration of the rents, covenants, conditions and agreements herein contained, the Landlord and Tenant covenant and agree to amend the Lease, effective January 1, 2015, as follows:

1.	The Landlord hereby leases to the Tenant and the Tenant hereby leases from the Landlord premises comprising Two Hundred and Fifty-Seven point Five Five (257.55) certified useable [Two Hundred and Ninety-Two point Three Two (292.32) certified rentable] square feet of space located on the lower level of the 350 Building (“350 Basement Storage”) identified as WC-01 on the floor plan attached hereto as Schedule “B1”, in an “as is” condition, commencing on January 1, 2015 and ending on April 30, 2021 subject to the Tenant’s remaining option to extend the Term for a further term of five (5) years as set forth in Schedule “E-1” to the Lease, at the Annual Rent of Eight Dollars ($8.00) per rentable square foot, per annum, plus HST. The 350 Basement Storage shall be used for only storage purposes and all leasehold improvements shall be made in accordance with clause 7.19 (Alterations) of the Lease.

2.	The Lease shall be amended effective January 1, 2015 as follows:

a)	Paragraph 1.00 (Leased Premises) of the Lease shall be deleted and replaced with the following in substitution:

(a)	Twenty-Four Thousand Two Hundred and Three point Zero Zero (24,203.00) certified useable [Twenty-Seven Thousand Eight Hundred and Thirty-Three point Four Five (27,833.45) certified rentable] square feet of space, located on the lower level (the “350 Lower Level Premises”);

(b)	Ten Thousand Three Hundred and Eight point Eight Seven (10,308.87) certified useable [Eleven Thousand Eight Hundred and Fifty-Five point Two Zero (11,855.20) certified rentable] square feet of space, located on the first (1st) floor (the “350 First Floor Premises”);

(c)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space. located on the third (3rd) floor (the “350 Third Floor Premises”);

(d)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the fourth (4th) floor (the “350 Fourth Floor Premises”);

(e)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the fifth (5th) floor (the “350 Fifth Floor Premises”);

(f)	Thirty-Nine Thousand One Hundred and Twenty-One point Four Two (39,121.42) certified useable [Forty-Four Thousand Nine Hundred and Eighty-Nine point Six Three (44,989.63) certified rentable] square feet of space, located on the sixth (6th) floor (the “350 Sixth Floor Premises”); and

(g)	Two Hundred and Fifty-Seven point Five Five (257.55) certified useable [Two Hundred and Ninety-Two point Three Two (292.32) certified rentable] square feet of premises, located in the basement (the “350 Basement Storage”);

of the building municipally known as 350 Legget Drive, in the City of Ottawa (the “350 Building”), and

(h)	Eight Thousand Three Hundred and Forty point Three One (8,340.31) certified useable [Nine Thousand Four Hundred and Sixty-Six point Two Five (9,466.25) certified rentable] square feet of space, located on the first (1st) floor (the “390 First Floor Premises”);

(i)	Six Thousand Six Hundred and Ninety-Four point Eight Zero (6,694.80) certified useable [Seven Thousand Five Hundred and Ninety-Eight point Six Zero (7,598.60) certified rentable, located on the first (1st) floor (the “390 Fitness Premises”);

of the building municipally known as 390 March Road, in the City of Ottawa (the “390 Building”), and

(j)	Eight Thousand One Hundred and Ninety-Two point Four One (8,192.41) certified useable [Nine Thousand and Five point One One (9,005.11) certified rentable] square feet of space, located on the first (1st) floor (the “340 First Floor Premises”);

(k)	Eight Thousand Five Hundred and Sixty point Two Two (8,560.22) certified useable [Eight Thousand Seven Hundred and Sixty-Four point Seven Five (8,764.75) certified rentable] square feet of space, located on the mezzanine (the “340 Mezzanine Premises”); and

(l)	Eight Thousand Three Hundred and Eighty-Seven point Four Five (8,387.45) certified useable [Nine Thousand Two Hundred and Nineteen point Four Nine (9,219.49 certified rentable] square feet of space (the “340 Warehouse Premises”);

of the building municipally known as 340 Legget Drive, in the City of Ottawa (the “340 Building”),

(herein collectively referred to as the “Leased Premises”). The 340 Building, 350 Building, and 390 Building are collectively referred to as the “Building”, which buildings are erected on the lands (herein called the “Lands”) described in Schedule “A” annexed hereto. The Leased Premises are more particularly outlined in bold on the floor plans annexed hereto and marked as Schedules “B1” to “B11” inclusively.”

b)	Article 3.00 (Annual Rent) shall be amended by adding the following table:

Term	Leased Premises continued	Annual Rent Rate per Sq. Ft. per Annum	Total Annual Rent per Annum
January 1, 2015 to April 30, 2021	350 Basement Storage	$8.00	$2,338.56

c)	Schedule “B1” (Floor Plan of 350 Lower Level Premises) of the Lease shall be deleted and replaced with the attached Schedule “B1” (Floor Plan of 350 Lower Level Premises and the 350 Basement Storage).

SAVE AND EXCEPT as set out herein, all other terms and conditions of the Lease shall remain unchanged and shall apply during the Term and any extension thereof, and all capitalized terms used herein shall have the same meaning as in the Lease.

IN WITNESS WHEREOF the parties hereto have affixed their corporate seals duly attested to by the hands of their authorized signing officers.

SIGNED, SEALED AND DELIVERED in the Presence of:

)	KRP PROPERTIES
)	a division of Wesley Clover International Corporation
)
)
)	Per:	/s/ Martin A. Vandewouw
)		Martin A. Vandewouw
)		President, KRP Properties
)		I have the authority to bind the corporation.
) )
)	MITEL NETWORKS CORPORATION
) )
)	Per:	/s/ Steve Spooner
)		Name: Steve Spooner
)		Title: Vice President
)		I have the authority to bind the corporation.

SCHEDULE “B1”

FLOOR PLAN OF 350 LOWER LEVEL PREMISES AND 350 BASEMENT STORAGE